Consolidated Statements of Operations (USD $)	3 Months Ended
	Jun. 30, 2012	Jun. 30, 2011
Revenue
Mobile	$ 16,745	$ 49,941
Software	34,034	256,681
Software maintenance and consulting	246,465	264,694
Total revenue	297,244	571,316
Operating expenses
Cost of revenue	27,844	36,973
Selling, general and administrative	256,109	310,180
Research and development	141,943	177,309
Total operating expenses	425,896	524,462
Income (loss) from operations	(128,652)	46,854
Other income:
Gain on disposition of assets
Gain on settlement
Interest income , net	26,429	25,486
Total other income	26,429	25,486
Income (loss) before income taxes	(102,223)	72,340
Income tax benefit	$ 38,073	$ 48,451
Net income	$ 64,150	$ 120,791
Basic and diluted income per share	$ (0.001)	$ 0.001
Weighted average number of shares outstanding	125,460,867	125,460,867